                         TERM SHEET DATED JULY 21, 1998



                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                           $772,000,000 (APPROXIMATE)















--------------------------------------------------------------------------------
 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                         TERM SHEET DATED JULY 21, 1998

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                           $772,000,000 (APPROXIMATE)

                               Subject to Revision


SELLER/
     SERVICER: Green Tree Financial Corporation ("Green Tree")

TRUSTEE:       U.S. Bank National Association, St. Paul, Minnesota

UNDERWRITERS:  Lehman Brothers (Lead), Merrill Lynch & Co., Salomon Smith Barney

OFFERED CERTIFICATES:

                                   RATINGS            WAL         EXP FINAL
                  AMOUNT         (S&P/FITCH)      @ 175% MHP      MATURITY
                  ------         -----------      ----------      --------
  To Call:
       A-1       $35,000,000     A-1+ / F-1+          0.33          03/99
       A-2       $98,000,000       AAA / AAA          1.24          07/00
       A-3       $50,000,000       AAA / AAA          2.16          02/01
       A-4      $103,200,000       AAA / AAA          3.16          07/02
       A-5      $108,100,000       AAA / AAA          5.00          12/04
       A-6       $73,200,000       AAA / AAA          7.29          01/07
       A-7       $94,700,000       AAA / AAA         10.27          02/11
       A-8      $113,800,000       AAA / AAA         15.24          01/15
       M-1       $56,000,000       AA- / AA-          9.83          01/15
       M-2       $16,000,000           A / A          9.83          01/15
       B-1       $24,000,000      BBB+ / BBB          6.06          03/07
To Maturity
       A-8      $113,800,000       AAA / AAA         16.75          12/22
       M-1       $56,000,000       AA- / AA-         10.28          12/22
       M-2       $16,000,000           A / A         10.28          12/22


OTHER CERTIFICATES:        The Class B-2 Certificates of $28,000,000 are not
                           offered hereby. They will be retained by the Seller or an affiliate thereof.

                           In addition to the Offered Certificates, the Class C and Class B-3I Certificates will be issued. The Class B-3I Certificates will be interest-only Certificates which are retained by an affiliate of Green Tree, and fully subordinated to the Offered Certificates.


CUT-OFF DATE:              July 15, 1998 (or the date of origination, if later)

EXP. PRICING:              Week of July 20, 1998

EXP. SETTLEMENT:           August 13, 1998

INTEREST/PRINCIPAL:        The 1st day of each month (or if such 1st day is not
                           a business day, the next succeeding business day), commencing on September 1, 1998.

MONEY MARKET
ELIGIBILITY:               The Class A-1 Certificates are expected to be
                           eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company
                           Act of 1940, as amended. A fund should consult with its advisors regarding the eligibility of the Class
                           A-1 Certificates under Rule 2a-7 and the fund's investment policies and objectives.

ERISA: The Class A Certificates are ERISA eligible, subject to the conditions set forth in the Prospectus Supplement. The Class M-1, M-2, and B-1 Certificates will not be sold to benefit plans unless such plans deliver a legal opinion to the Trustee, stating that assets of the Trust are not deemed "plan assets".

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

SMMEA: The Class A Certificates and Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the Pre-Funded Amount is reduced to zero. At such time, the Class A and M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in that Act. The Class M-2 and B-1 Certificates are not SMMEA eligible.

TAX STATUS:                Two separate REMIC Elections will be made with
                           respect to the Trust for federal income tax purposes.

OPTIONAL REDEMPTION:       Less than 10% of the original pool balance
                           outstanding.

                                   STRUCTURE

CREDIT ENHANCEMENT:        Class A: 15.50%  subordination  (Class M-1,  M-2, B-1
                           and B-2) plus Excess Spread (Class B-3I)
                           Class M-1: 8.50% subordination (Class M-2, B-1 and
                           B-2) plus Excess Spread (Class B-3I)
                           Class M-2: 6.50% subordination (Class B-1 and B-2) plus Excess Spread (Class B-3I)
                           Class B-1: 3.50% subordination (Class B-2) plus
                           Excess Spread (Class B-3I)
                           Class B-2: Limited Guarantee plus Excess Spread
                           (Class B-3I)

THE CONTRACT POOL:         On the Closing Date, the Trust expects to purchase
                           (i) manufactured housing contracts having an aggregate principal balance of approximately
                           $516,451,237.72 as of the Cut-off Date (the "Initial
                           Contracts") and (ii) additional manufactured housing contracts (the "Additional Contracts"). An amount will be deposited into an account (the "Prefunding
                           Account") on the Closing Date to purchase additional contracts prior to 90 days from the Closing Date (the
                           "Subsequent Contracts") for inclusion in the Contract
                           Pool. The Subsequent Contracts will represent no more than 25% of the aggregate Contract Pool.

DISTRIBUTIONS:             The Amount Available on each Remittance Date
                           generally includes the sum of (a) payments on the Contracts due and received during the related Due
                           Period (as defined below), (b) prepayments and other unscheduled collections received during the related
                           Due Period, and (c) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus (d) with respect to all Remittance Dates other than the Remittance Date in September 1998, all collections in respect of principal on the Contracts received during the preceding month up to and including the third business day prior to the Remittance Date (but in no event later than the 25th day of the prior month).
                           The Amount Available will generally be applied first to the distribution of interest on Class A, M-1, M-2 and B-1 Certificates, then to the distribution of principal on Class A, M-1, M-2 and B-1 Certificates, and finally to the distribution of interest and principal on Class B-2 Certificates.

                           The "related Due Period" with respect to any Remittance Date is the period from and including the 15th day of the second month preceding such Remittance Date, to and including the 14th day of the month immediately preceding such Remittance Date.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST
(Class A, M-1, M-2, B-1):  Interest will be distributable first to each Class of
                           Class A Certificates concurrently, then to the Class M-1 Certificates, then to the Class M-2 Certificates and then to the Class B-1 Certificates. Interest on the outstanding Class A Principal Balance, Class M-1 Adjusted Principal Balance, Class M-2 Adjusted Principal Balance and Class B-1 Adjusted Principal Balance, as applicable, will accrue from the Settlement Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                           The Class A-1 Certificates will bear interest at a fixed Pass-Through Rate calculated on an actual/360 basis. Each other Class of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                           Interest shortfall will be carried forward, and will bear interest at the applicable Remittance Rate, to the extent legally permissible.

                           After payment of all principal distributable on the Class M-1 Certificates (see below), any accrued and unpaid Class M-1 Liquidation Loss Interest Amount will be distributed to the extent available. After payment of all principal distributable on the Class M-2 Certificates, any accrued and unpaid Class M-2 Liquidation Loss Interest Amount will be distributed to the extent available. After payment of all principal distributable on the Class B-1 Certificates (see below), any accrued and unpaid Class B-1 Liquidation Loss Interest Amount will be distributed to the extent available.

                           The Class M-1 Adjusted Principal Balance is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                           The Class M-2 Adjusted Principal Balance is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                           The Class B-1 Adjusted Principal Balance is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

PRINCIPAL
(Class A, M-1, M-2, B-1):  After the payment of all interest distributable to
                           Class A, Class M-1, Class M-2 and Class B-1
                           Certificateholders, principal will be distributed in the following manner.

                           Class A Percentage will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5, A-6, A-7 and A-8 Certificateholders.

                           The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                           The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which
                           (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                           The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                           The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after September 2002;
                           (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.00%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.00%;
                           (iv) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.50%; and
                           (vi) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 23.25%.

                           The Class M-2 Certificateholders will be entitled to receive principal on each Remittance Date on which
                           (i) the Class A Principal Balance and Class M-1 Principal Balance has been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

                           The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class M-1 Principal Balance has not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                           The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after September 2002;
                           (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.00%; (iii) the Average Thirty-Day Delinquency



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.00%; (iv) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.50%; and
                           (vi) the sum of the Class M-2 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 12.75%.

                           The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which
                           (i) the Class A Principal Balance, Class M-1
                           Principal Balance, and Class M-2 Principal have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                           The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance, and Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any,
                           (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the Class B Principal Balance, all as of such Remittance Date.

                           The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after September 2002;
                           (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.00%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.00%;
                           (iv) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.50%; (vi) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 9.75%; and (vii) the Class B Principal Balance must not be less than $16,000,000.

INTEREST
(Class B-2):               Interest on the outstanding Class B-2 Principal
                           Balance will accrue from the Settlement Date, or from most recent Remittance Date on which interest has been paid to but excluding the following Remittance
                           Date.

                           To the extent of (i) Amount Available on a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders at the Class B-2 Remittance Rate on the Class B-2 Principal Balance.

                           The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed on account of principal of the Class B-2 Certificates.

                           Interest shortfall will be carried forward, and will bear interest at the Class B-2 Remittance Rate to the extent legally permissible.

PRINCIPAL
(Class B-2):               The Class B-2 Certificateholders will be entitled to
                           receive principal on each Remittance Date on which:
                           (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied, provided however that if the Class A, Class M-1, Class M-2 and Class B-1 Principal Balances have been reduced to



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           zero, the Class B-2 Certificateholders will nevertheless be entitled to receive principal.

                           The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for the Remittance Date exceeds the Class B-2 Remaining Amount Available after payment of interest on the Class B-2 Certificates. On each Remittance Date, Class B-2 Certificateholders will be entitled to receive, pursuant to the Limited Guarantee, any Class B-2 Liquidation Loss Amount for such Remittance Date.

LOSSES ON LIQUIDATED
CONTRACTS:                 If Net Liquidation Proceeds from Liquidated Contracts
                           in the respective collection period are less than the Scheduled Principal Balance of such Liquidated
                           Contract, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the Monthly
                           Servicing Fee (as long as Green Tree is the
                           Servicer), then the Class B-2 Certificateholders, then the Class B-1 Certificateholders, then the Class
                           M-2 Certificateholders and then the Class M-1
                           Certificateholders.

CONTRACTS:                 The information concerning the Initial Contracts
                           presented below is based on a pool originated through July 7, 1998. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the Additional Contracts and Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                            THE INITIAL CONTRACT POOL

          Number of MHCs in pool:                           12,886
          Wgt. Avg. Contract Rate:                           9.35%
          Range of Rates:                           4.00% - 16.75%
          Wgt. Avg. Orig. Maturity:                       310 mos.
          Range of Orig. Maturity:                     18-360 mos.
          Wgt. Avg. Rem. Maturity:                        310 mos.
          Range of Rem. Maturity:                      18-360 mos.
          Avg. Rem Princ. Balance:                      $40,078.48
          Wgt. Avg. LTV:                                    87.59%
          New/Used:                                        78%/22%
          Single/Double:                                   30%/70%
          Park/Private:                                    30%/70%

              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS


                                 % OF CONTRACT                           % OF INITIAL CONTRACT POOL
                   NUMBER        POOL BY NUMBER     AGGREGATE PRINCIPAL        BY OUTSTANDING
STATE           OF CONTRACTS  OF INITIAL CONTRACTS  BALANCE OUTSTANDING      PRINCIPAL BALANCE
-----           ------------  --------------------  -------------------      -----------------
North Carolina       1,146            8.89%            $ 49,748,479.72              9.63%
Texas                1,061            8.23%            $ 41,281,144.84              7.99%
Florida                791            6.14%            $ 33,360,742.03              6.46%
Michigan               676            5.25%            $ 32,421,882.61              6.28%
Georgia                790            6.13%            $ 31,053,711.78              6.01%
Alabama                771            5.98%            $ 26,038,664.19              5.04%
Other States (1)     7,651           59.37%            $302,546,612.55             58.59%
Total (2)           12,886          100.00%            $516,451,237.72            100.00%

-----------------------

(1) Other States category includes those States which constitute less than 5.00% of the outstanding balance of the Initial Pool of Contracts.
(2)   Percentages do not add to 100% due to rounding.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

              DISTRIBUTION OF ORIGINAL AMOUNTS OF INITIAL CONTRACTS

                                                           % OF INITIAL CONTRACT
ORIGINAL CONTRACT         NUMBER OF  AGGREGATE PRINCIPAL    POOL BY OUTSTANDING
AMOUNT (IN DOLLARS)(1)    CONTRACTS  BALANCE OUTSTANDING     PRINCIPAL BALANCE
----------------------    ---------  -------------------     -----------------
Less than $10,000.01         477       $  3,673,476.03             0.71%
$10,000.01 - $20,000.00     1,896      $ 28,973,264.61             5.61%
$20,000.01 - $30,000.00     2,715      $ 68,812,047.88            13.32%
$30,000.01 - $40,000.00     2,570      $ 88,858,747.58            17.21%
$40,000.01 - $50,000.00     1,698      $ 75,868,869.64            14.69%
$50,000.01 - $60,000.00     1,329      $ 72,703,453.11            14.08%
$60,000.01 - $70,000.00      824       $ 53,338,218.78            10.33%
$70,000.01 - $80,000.00      502       $ 37,652,783.66             7.29%
$80,000.01 - $90,000.00      327       $ 27,637,133.81             5.35%
$90,000.01 - $100,000.00     254       $ 24,093,900.58             4.67%
$100,000.01 - $110,000.00    120       $ 12,529,604.74             2.43%
$110,000.01 - $120,000.00    71        $  8,122,293.78             1.57%
$120,000.01 - $130,000.00    43        $  5,363,776.92             1.04%
$130,000.01 - $140,000.00    21        $  2,839,947.35             0.55%
$140,000.01 - $150,000.00    19        $  2,616,290.46             0.51%
$150,000.01 - $160,000.00    10        $  1,544,702.19             0.30%
$160,000.01 - $170,000.00     6        $    986,021.66             0.19%
$170,000.01 - $180,000.00     1        $    174,269.30             0.03%
$180,000.01 - $190,000.00     2        $    365,667.03             0.07%
$190,000.00 and above         1        $    296,768.61             0.06%
                              -        ---------------           -------
                           12,886      $516,451,237.72           100.00%
     Total (2)

-----------------------

(1) The largest original Contract amount is $296,768.61, which represents 0.06% of the Initial Pool Principal Balance.

(2)  Percentages do not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                       CONTRACT RATES OF INITIAL CONTRACTS

                                                      % OF INITIAL CONTRACT POOL
RANGE OF CONTRACTS   NUMBER OF   AGGREGATE PRINCIPAL       BY OUTSTANDING
BY CONTRACT RATE     CONTRACTS   BALANCE OUTSTANDING      PRINCIPAL BALANCE
------------------   ---------   -------------------      -----------------
0.00% - 4.00%            1         $    106,905.86              0.02%
4.01% - 5.00%            4         $    230,219.89              0.04%
5.01% - 6.00%           37         $  2,284,635.38              0.44%
6.01% - 7.00%          1,007       $ 77,199,540.03             14.95%
7.01% - 8.00%          1,554       $ 88,261,440.82             17.09%
8.01% - 9.00%          1,920       $ 95,220,978.16             18.44%
9.01% - 10.00%         2,181       $ 89,781,669.22             17.38%
10.01% - 11.00%        2,141       $ 72,312,054.87             14.00%
11.01% - 12.00%        2,125       $ 53,892,650.28             10.44%
12.01% - 13.00%        1,220       $ 26,385,838.08              5.11%
13.01% - 14.00%         493        $  8,654,620.73              1.68%
14.01% - 15.00%         15         $    279,305.93              0.05%
15.01% - 16.00%         161        $  1,591,863.41              0.31%
16.01% - 17.00%         27         $    249,515.06              0.05%
                      ------       ---------------            -------
                      12,886       $516,451,237.72            100.00%
     Total (1)

(1)  Percentages do not add to 100% due to rounding.


       DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

                                                      % OF INITIAL CONTRACT POOL
                      NUMBER OF   AGGREGATE PRINCIPAL       BY OUTSTANDING
LOAN-TO-VALUE RATIO   CONTRACTS   BALANCE OUTSTANDING      PRINCIPAL BALANCE
-------------------   ---------   -------------------      -----------------
Less than 5.000%          1         $     34,384.68              0.01%
5.001 % - 10.000%         3         $     99,961.41              0.02%
10.001 % - 15.000%        4         $    172,018.52              0.03%
15.001 % - 20.000%       15         $    300,634.24              0.06%
20.001 % - 25.000%       15         $    232,243.31              0.04%
25.001 % - 30.000%       16         $    374,241.40              0.07%
30.001 % - 35.000%       31         $    826,664.80              0.16%
35.001 % - 40.000%       33         $    671,946.96              0.13%
40.001 % - 45.000%       66         $  1,739,433.41              0.34%
45.001 % - 50.000%       87         $  2,761,653.80              0.53%
50.001 % - 55.000%       96         $  3,123,045.32              0.60%
55.001 % - 60.000%       113        $  4,208,832.55              0.81%
60.001 % - 65.000%       181        $  6,092,312.48              1.18%
65.001 % - 70.000%       268        $ 10,626,639.41              2.06%
70.001 % - 75.000%       335        $ 14,378,929.03              2.78%
75.001 % - 80.000%       997        $ 39,692,002.23              7.69%
80.001 % - 85.000%      1,367       $ 57,905,233.38             11.21%
85.001 % - 90.000%      4,383       $181,433,843.17             35.13%
90.001 % - 95.000%      4,129       $162,903,852.54             31.54%
95.001 % - 100.000%      746        $ 28,873,365.08              5.59%
                         ---        ----------------           -------
                       12,886       $516,451,237.72            100.00%
     Total(1)

-----------------------

(1)  Percentages do not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

                                                    % OF INITIAL CONTRACT POOL
                  NUMBER OF   AGGREGATE PRINCIPAL          BY OUTSTANDING
MONTHS REMAINING  CONTRACTS  BALANCE OUTSTANDING         PRINCIPAL BALANCE
----------------  ---------  -------------------         -----------------
Less than 31          8        $     48,853.69                 0.01%
31 - 60              254       $  2,215,626.27                 0.43%
61 - 90              312       $  4,293,502.55                 0.83%
91 - 120             872       $ 14,107,636.75                 2.73%
121 - 150            316       $  6,778,197.84                 1.31%
151 - 180           1,845      $ 44,662,339.51                 8.65%
181 - 210            76        $  2,883,154.58                 0.56%
211 - 240           2,018      $ 64,048,700.56                12.40%
241 - 270            31        $  1,535,925.86                 0.30%
271 - 300           1,113      $ 39,946,973.31                 7.73%
301 - 330            33        $  2,034,559.65                 0.39%
331 - 360           6,008      $333,895,767.15                64.65%
                   ------      ----------------              -------
                   12,886      $516,451,237.72               100.00%
     Total (1)

(1)   Percentages do not add to 100% due to rounding.



                    YEARS OF ORIGINATION OF INITIAL CONTRACTS

                                                         % OF INITIAL CONTRACT
                         NUMBER OF  AGGREGATE PRINCIPAL   POOL BY OUTSTANDING
YEAR OF ORIGINATION (1)  CONTRACTS  BALANCE OUTSTANDING    PRINCIPAL BALANCE
-----------------------  ---------  -------------------  ---------------------
         1988                 2        $     54,531.36           0.01%
         1989                 6        $     92,772.80           0.02%
         1990                 2        $     53,708.11           0.01%
         1991                 3        $     40,321.98           0.01%
         1992                 7        $    190,601.71           0.04%
         1993                 6        $    203,264.97           0.04%
         1994                37        $  1,650,615.70           0.32%
         1995                45        $  2,527,615.53           0.49%
         1996                82        $  4,812,377.18           0.93%
         1997                109       $  8,560,336.55           1.66%
         1998              12,587      $498,265,091.83          96.48%
                           ------      ---------------         -------
                           12,886      $516,451,237.72         100.00%
          Total (2)

-----------------------

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

(2)  Percentages do not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                         MHP PREPAYMENT SENSITIVITIES(1)

                100% MHP        125% MHP        150% MHP        175% MHP
              WAL/MATURITY    WAL/MATURITY    WAL/MATURITY    WAL/MATURITY
To Call
A-1            0.47  07/99     0.41  05/99     0.37  04/99     0.33  03/99
A-2            1.81  05/01     1.57  01/01     1.38  09/00     1.24  07/00
A-3            3.20  05/02     2.75  10/01     2.41  06/01     2.16  02/01
A-4            4.76  08/04     4.07  10/03     3.56  02/03     3.16  07/02
A-5            7.66  02/08     6.59  11/06     5.76  11/05     5.00  12/04
A-6           10.93  02/11     9.47  07/09     8.32  03/08     7.29  01/07
A-7           14.84  03/16    13.06  03/14    11.60  07/12    10.27  02/11
A-8           20.67  07/20    18.63  06/18    16.86  09/16    15.24  01/15
M-1           13.50  07/20    11.91  06/18    10.62  09/16     9.83  01/15
M-2           13.50  07/20    11.91  06/18    10.62  09/16     9.83  01/15
B-1            8.54  09/10     7.32  02/09     6.42  11/07     6.06  03/07
To Maturity
A-8           22.04  09/26    20.17  09/25    18.38  06/24    16.75  12/22
M-1           13.89  09/26    12.33  09/25    11.05  06/24    10.28  12/22
M-2           13.89  09/26    12.33  09/25    11.05  06/24    10.28  12/22


                200% MHP        250% MHP        300% MHP        350% MHP
              WAL/MATURITY    WAL/MATURITY    WAL/MATURITY    WAL/MATURITY
To Call
A-1            0.30  03/99     0.26  02/99     0.23  01/99    0.20  01/99
A-2            1.12  05/00     0.95  02/00     0.82  11/99    0.73  10/99
A-3            1.96  11/00     1.67  07/00     1.45  04/00    1.28  02/00
A-4            2.85  02/02     2.39  07/01     2.08  03/01    1.84  11/00
A-5            4.38  02/04     3.55  12/02     3.04  04/02    2.67  10/01
A-6            6.42  02/06     5.07  07/04     4.11  06/03    3.53  08/02
A-7            9.13  11/09     7.35  09/07     6.01  02/06    4.94  11/04
A-8           13.82  07/13    11.53  03/11     9.74  05/09    8.36  01/08
M-1            9.20  07/13     8.22  03/11     7.47  05/09    6.90  01/08
M-2            9.20  07/13     8.22  03/11     7.47  05/09    6.90  01/08
B-1            5.84  09/06     5.50  12/05     5.26  06/05    5.08  01/05
To Maturity
A-8           15.26  06/21    12.79  06/18    10.82  11/15    9.24  09/13
M-1            9.67  06/21     8.70  06/18     7.97  11/15    7.40  09/13
M-2            9.67  06/21     8.70  06/18     7.97  11/15    7.40  09/13

(1) The following are the assumed characteristics of the Additional and Subsequent Contracts as of the Cut-off Date:


                   Aggregate Principal      Wtd Avg          Wtd Avg         Wtd Avg
Months Remaining   Balance Outstanding   Original Term   Remaining Term   Contract Rate
----------------   -------------------   -------------   --------------   -------------
0 to 120              $11,329,854.07          103              103           11.523%
121 to 180            $28,210,685.07          174              174           10.823%
181 to 240            $36,774,258.32          237              237           10.301%
241 to 300            $22,797,136.29          298              298           10.207%
301 to 360           $184,436,828.53          359              359            8.688%
                     ---------------          ---              ---           -------
     Total           $283,548,762.28          310              310            9.345%


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.